UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Mudrick Capital Acquisition Corporation II

(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2021

Mudrick Capital Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Delaware	001-39771	85-2320197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

527 Madison Avenue, 6th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former name or former address, if changed since last report)

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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	MUDSU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	MUDS	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 6, 2021, Mudrick Capital Acquisition Corporation II (“MUDS”) entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), by and among MUDS, Titan Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of MUDS (“First Merger Sub”), Titan Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of MUDS (“Second Merger Sub”), Topps Intermediate Holdco, Inc., a Delaware corporation (the “Company”), and Tornante-MDP Joe Holding LLC, a Delaware limited liability company and the sole stockholder of the Company (“Holdings”). The Merger Agreement was amended on May 10, 2021.

Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which (i) First Merger Sub will merge with and into the Company, with the Company being the surviving corporation in the merger and becoming a direct, wholly owned subsidiary of MUDS (the “First Merger”) and (ii) the surviving corporation in the First Merger will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity in the merger (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

The proposed Business Combination is expected to be consummated after the required approval by the stockholders of MUDS and the satisfaction of certain other conditions.

Item 8.01	Other Events.

On July 30, 2021, MUDS filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) relating to MUDS’ special meeting in lieu of the 2021 annual meeting scheduled to be held on August 25, 2021 (the “Special Meeting”) to, among other things, vote to approve the Transactions and related matters. The Proxy Statement was first mailed to MUDS stockholders on August 2, 2021.

On August 15, 2021, MUDS, the Company, Holdings, First Merger Sub and Second Merger Sub entered into Amendment No. 2 (“Amendment No. 2”) to the Merger Agreement, pursuant to which the parties thereto agreed to condition the satisfaction of the condition related to MUDS stockholders’ approval of the amendment and restatement of MUDS’ Amended and Restated Certificate of Incorporation upon the receipt of the affirmative vote of holders of a majority of the shares of MUDS’ Class A common stock. Amendment No. 2 is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”).

Supplement to Proxy Statement

This supplemental information should be read in conjunction with the Proxy Statement which should be read in its entirety. Page references in the below disclosures are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. MUDS denies the allegations in the Complaint (as defined below) and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, MUDS makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the Complaint.

The second paragraph of the “Letter to Stockholders” is amended and restated as follows (new text in bold and underline):

MUDS entered into an Agreement and Plan of Merger, dated as of April 6, 2021 and amended on May 10, 2021 and August 15, 2021 (the “Merger Agreement”), by and among MUDS, Topps Intermediate Holdco, Inc., a Delaware corporation (“Topps”), Tornante-MDP Joe Holding LLC, a Delaware limited liability company (“Holdings”), Titan Merger Sub I, Inc., a newly formed Delaware corporation and subsidiary of MUDS (“First Merger Sub”), and Titan Merger Sub II, LLC, a newly formed Delaware limited liability company and subsidiary of MUDS (“Second Merger Sub”), a copy of which is attached to the accompanying proxy statement as Annex A, which, among other things, provides for (i) First Merger Sub to be merged with and into Topps with Topps being the surviving company in the merger (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, Topps to be merged with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of MUDS (the “Second Merger,” and together with the First Merger, the “Mergers” and the Mergers, together with the other transactions contemplated by the Merger Agreement and the related agreements described in the accompanying proxy statement, the “Transactions”).

The first numbered list of the “Notice of Meeting” is amended and restated as follows (new text in bold and underline):

(1)

Proposal No. 1 — To consider and vote upon a proposal to approve the business combination described in this proxy statement, including (a) adopting the Agreement and Plan of Merger, dated as of April 6, 2021 and amended on May 10, 2021 and August 15, 2021 (the “Merger Agreement”), by and among MUDS, Topps Intermediate Holdco, Inc., a Delaware corporation (“Topps”), Tornante-MDP Joe Holding LLC, a Delaware limited liability company (“Holdings”), Titan Merger Sub I, Inc., a newly formed Delaware corporation and subsidiary of MUDS (“First Merger Sub”), and Titan Merger Sub II, LLC, a newly formed Delaware limited liability company and subsidiary of MUDS (“Second Merger Sub”), a copy of which is attached to the accompanying proxy statement as Annex A, which, among other things, provides for (i) First Merger Sub to be merged with and into Topps with Topps being the surviving company in the merger (the “First Merger”) and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, Topps to be merged with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of MUDS (the “Second Merger,” and together with the First Merger, the “Mergers” and the Mergers, together with the other transactions contemplated by the Merger Agreement and the related agreements described in the accompanying proxy statement, the “Transactions”) and (b) approving the other transactions contemplated by the Merger Agreement (including the Mergers)— we refer to this proposal as the “business combination proposal”;

The final term on page 2 under the heading “Frequently Used Terms” is amended and restated as follows (new text in bold and underline):

“Merger Agreement” are to that certain Agreement and Plan of Merger, dated as of April 6, 2021 and amended on May 10, 2021 and August 15, 2021, by and among MUDS, Topps, Holdings, First Merger Sub and Second Merger Sub;

The first bullet on page 6 under the heading “Summary of the Material Terms of the Transactions” is amended and restated as follows (new text in bold and underline):

On April 6, 2021, MUDS entered into the Merger Agreement with Topps, Holdings, First Merger Sub and Second Merger Sub, which, among other things, provides for (i) First Merger Sub to be merged with and into Topps, with Topps being the surviving company in the First Merger and (ii) Topps to be merged with and into Second Merger Sub, with Second Merger Sub surviving the Second Merger as a wholly owned subsidiary of MUDS. On May 10, 2021, MUDS entered into the Amendment. The Amendment modifies the Merger Agreement by revising and replacing Exhibits A and C of the Merger Agreement. On August 15, 2021, MUDS entered into a second amendment to the Merger Agreement, which provides that satisfaction of the condition related to MUDS stockholders’ approval of the charter proposal will also require the affirmative vote of holders of a majority of the outstanding shares of Class A common stock.

The second paragraph on page 16 under the heading “Q. What vote is required to approve the proposals presented at the special meeting?” is amended and restated as follows (new text in bold and underline):

The approval of the charter proposal requires (i) the affirmative vote or written consent of holders of a majority of the shares of Class B common stock then outstanding and (ii) the affirmative vote of holders of a majority of the outstanding shares of common stock. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the charter proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the special meeting, as well as an abstention from voting and a broker non-vote with regard to the charter proposal, each will have the same effect as a vote “AGAINST” such charter proposal.

The second bullet on page 31 under the heading “Quorum and Vote of MUDS Stockholders” is amended and restated as follows (new text in bold and underline):

The approval of the charter proposal requires (i) the affirmative vote or written consent of holders of a majority of the shares of Class B common stock then outstanding and (ii) the affirmative vote of holders of a majority of the outstanding shares of common stock. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the charter proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the special meeting, as well as an abstention from voting and a broker non-vote with regard to the charter proposal, each will have the same effect as a vote “AGAINST” such charter proposal.

The second paragraph on page 96 under the heading “Vote Required” is amended and restated as follows (new text in bold and underline):

The approval of the charter proposal requires (i) the affirmative vote or written consent of holders of a majority of the shares of Class B common stock then outstanding and (ii) the affirmative vote of holders of a majority of the outstanding shares of common stock. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the charter proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the special meeting, as well as an abstention from voting and a broker non-vote with regard to the charter proposal, each will have the same effect as a vote “AGAINST” such charter proposal.

The final paragraph on page 122 under the heading “Background of the Transactions” is amended and restated as follows (new text in bold and underline):

On August 15, 2021, representatives of Weil sent representatives of Kirkland a draft second amendment to the Merger Agreement.

On August 15, 2021, the members of the MUDS Board and representatives of Weil exchanged correspondence regarding the proposed second amendment to the Merger Agreement. Later on August 15, 2021, the MUDS Board executed a unanimous written consent pursuant to which it (i) determined that the second amendment to the Merger Agreement is in the best interest of MUDS and its stockholders, and (ii) approved and declared advisable the second amendment to the Merger Agreement. Thereafter, MUDS, Topps and the other parties to the Merger Agreement executed the second amendment to the Merger Agreement.

The text on page 145 under the heading “Litigation Related to the Transactions” is amended and restated as follows (new text in bold and underline):

On August 10, 2021, Lawrence Bass, a purported MUDS stockholder, filed a putative class action complaint in the Delaware Court of Chancery against MUDS and the MUDS Board, alleging that: (i) MUDS and the MUDS Board have violated Section 242(b)(2) of the DGCL by denying holders of Class A common stock a separate class vote in connection with the charter proposal and (ii) the MUDS Board breached its fiduciary duties as a result of the alleged DGCL violation and the related filing of an allegedly misleading and incomplete definitive proxy statement insofar as it describes the vote to effectuate the charter proposal (the “Complaint”).

Simultaneously, Mr. Bass also filed: (i) a motion to expedite; and (ii) a motion for preliminary injunction, which seeks to prevent the Board from conducting the vote on the charter proposal at the special meeting.

The Court of Chancery has scheduled a hearing on the motion for preliminary injunction, to be held on August 20, 2021.

The text on page 148 under the heading “Vote Required” is amended and restated as follows (new text in bold and underline):

The approval of the charter proposal requires (i) the affirmative vote or written consent of holders of a majority of the shares of Class B common stock then outstanding and (ii) the affirmative vote of holders of a majority of the outstanding shares of common stock. In accordance with the Merger Agreement, the parties to the Merger Agreement are also requiring the affirmative vote of holders of a majority of the shares of Class A common stock then outstanding for the approval of the charter proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the special meeting, as well as an abstention from voting and a broker non-vote with regard to the charter proposal, each will have the same effect as a vote “AGAINST” such charter proposal.

The text on page 233 under the heading “Business Combination” is amended and restated as follows (new text in bold and underline):

Business Combination

On April 6, 2021, the Company entered into the Merger Agreement with MUDS, as amended on May 10, 2021 and August 15, 2021, which, among other things, provides for the First Merger followed by the Second Merger. Upon consummation of the Transactions the post-combination company will be renamed Topps Companies, Inc.

The Proxy Statement is hereby amended to include a new Annex A-2 after Annex A-1 as follows:

Annex A-2

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this “Amendment No. 2”), dated as of August 15, 2021 is by and among (i) Mudrick Capital Acquisition Corporation II, a Delaware corporation, (ii) Titan Merger Sub I, Inc., a Delaware corporation, (iii) Titan Merger Sub II, LLC, a Delaware limited liability company, (iv) Topps Intermediate Holdco, Inc., a Delaware corporation, and (v) Tornante-MDP Joe Holding LLC, a Delaware limited liability company (collectively, the “Parties” and each, a “Party”). Capitalized terms used but not otherwise defined in this Amendment No. 2 shall have respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of April 6, 2021 (as amended by that certain Amendment to Agreement and Plan of Merger, dated as of May 10, 2021, and as further amended, supplemented, waived or otherwise modified from time to time, the “Merger Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Merger Agreement (pursuant to and in accordance with Section 13.10 of the Merger Agreement), on the terms and subject to the conditions set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are acknowledged, on the terms and subject to the conditions set forth in this Amendment No. 2, the Parties, intending to be legally bound, agree as follows:

1)	Amendments to the Merger Agreement.

The penultimate sentence of Section 10.02(b) is hereby amended and restated in its entirety as set forth immediately below:

Notwithstanding anything to the contrary contained in this Agreement, Buyer shall be entitled to (and, in the case of the following clauses (ii) and (iii), at the request of the Company, shall) postpone or adjourn the Special Meeting for up to two periods of no longer than fifteen (15) days each (or such additional number of periods as agreed in writing by Buyer and the Company): (i) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Buyer has determined in good faith is required by applicable Law is disclosed to Buyer’s stockholders and for such supplement or amendment to be promptly disseminated to Buyer’s stockholders prior to the Special Meeting; (ii) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Buyer Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; (iii) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Buyer Stockholder Matters (including, for the avoidance of doubt, the approval called for by clause (i) to the proviso to Section 11.01(d)); or (iv) only with prior written consent of the Company, for purposes of satisfying the condition set forth in Section 11.03(c) hereof; provided, that, notwithstanding any longer adjournment or postponement period specified at the beginning of this sentence, in the event of any such adjournment or postponement, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.

Section 11.01(d) of the Merger Agreement is hereby amended and restated in its entirety as set forth immediately below:

Buyer Stockholder Approval. The approval of the Buyer Stockholder Matters shall have been duly obtained in accordance with the DGCL, the Buyer Organizational Documents and the rules and regulations of NASDAQ; provided that (i) the amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter shall also be approved by the affirmative vote of holders of a majority of the outstanding shares of Buyer Class A Common Stock (and each reference to approval of Buyer Stockholder Matters in Article X, Article XI and Article XII shall be deemed to also include the approval in this clause (i)) and (ii) the condition in this Section 11.01(d) shall be deemed satisfied if approval of all Buyer Stockholder Matters (other than clause (4) of the definition thereof) have been so obtained.

2)

Miscellaneous. The terms, conditions and provisions of the Merger Agreement, as amended by this Amendment No.2, remain in full force and effect. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of any Party under the Merger Agreement, nor constitute a waiver or amendment of any provision of the Merger Agreement. This Amendment No. 2 shall be governed by, and otherwise construed in accordance with, the terms of the Merger Agreement, as though the other provisions of this Amendment No. 2 were set forth in the Merger Agreement. This Amendment No. 2 may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

MUDRICK CAPITAL ACQUISITION CORPORATION II

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Chief Executive Officer

TITAN MERGER SUB I, INC.

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	President

TITAN MERGER SUB II, LLC

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Authorized Person

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

TOPPS INTERMEDIATE HOLDCO, INC.

By:	/s/ Michael D. Eisner
Name:	Michael D. Eisner
Title:	Authorized Signatory

TORNANTE-MDP JOE HOLDING LLC

By:	Tornante Topps LLC
Its:	Operating Member

By:	The Tornante Company LLC
Its:	Sole Member

By:	/s/ Michael D. Eisner
Name:	Michael D. Eisner
Title:	Sole Member

Cautionary Language Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, the Company or the combined company after completion of the proposed Business Combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed Business Combination not being completed at all or on the expected timeline, including as a result of the termination of the Merger Agreement or the failure to obtain approval of MUDS’ stockholders or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MUDS or the Company or any of their respective directors or officers, following the announcement of the proposed Business Combination; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the proposed Business Combination disrupts current plans and operations of the Company’s business as a result of the announcement and consummation of the proposed Business Combination; (5) the inability to complete the PIPE Investment; (6) changes in domestic and foreign business, market, financial, political and legal conditions; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations; (10) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (11) other risks and uncertainties indicated from time to time in the Proxy Statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by MUDS. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MUDS and the Company undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements in this Current

Report speak as of the date of its filing. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Additional Information About the Proposed Business Combination and Where to Find It

This Current Report is being made in respect of the proposed Business Combination involving MUDS and the Company, MUDS filed the Proxy Statement with the SEC on July 30, 2021 relating to the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. MUDS’ stockholders and other interested persons are advised to read the Proxy Statement and any other documents filed, in connection with MUDS’ solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about MUDS, the Company and the proposed Business Combination. The Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of MUDS as of June 30, 2021, the record date established for voting on the proposed Business Combination. Stockholders of MUDS will also be able to obtain copies of the Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by MUDS may be obtained free of charge from MUDS by directing a request to: Mudrick Capital Acquisition Corporation II, 527 Madison Avenue, Sixth Floor, New York, New York 10022.

Participants in the Solicitation

MUDS, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from MUDS’ stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of MUDS’ stockholders in connection with the proposed Business Combination is set forth in MUDS’ Proxy Statement. You can find more information about MUDS’ directors and executive officers in MUDS’ Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, which was filed with the SEC on May 10, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

10

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 2, dated as of August 15, 2021, to the Agreement and Plan of Merger, dated as of April 6, 2021 and amended May 10, 2021, by and among Mudrick Capital Acquisition Corporation II, Titan Merger Sub I, Inc., Titan Merger Sub II, LLC, Topps Intermediate Holdco, Inc. and Tornante-MDP Joe Holding LLC.

11

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mudrick Capital Acquisition Corporation II
Dated: August 15, 2021
	By:	/s/ Jason Mudrick
Name: Jason Mudrick
Title: Chief Executive Officer

12

Exhibit 2.1

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this “Amendment No. 2”), dated as of August 15, 2021 is by and among (i) Mudrick Capital Acquisition Corporation II, a Delaware corporation, (ii) Titan Merger Sub I, Inc., a Delaware corporation, (iii) Titan Merger Sub II, LLC, a Delaware limited liability company, (iv) Topps Intermediate Holdco, Inc., a Delaware corporation, and (v) Tornante-MDP Joe Holding LLC, a Delaware limited liability company (collectively, the “Parties” and each, a “Party”). Capitalized terms used but not otherwise defined in this Amendment No. 2 shall have respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Parties previously entered into the Agreement and Plan of Merger, dated as of April 6, 2021 (as amended by that certain Amendment, dated as of May 10, 2021, and as further amended, supplemented, waived or otherwise modified from time to time, the “Merger Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Merger Agreement (pursuant to and in accordance with Section 13.10 of the Merger Agreement), on the terms and subject to the conditions set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are acknowledged, on the terms and subject to the conditions set forth in this Amendment No. 2, the Parties, intending to be legally bound, agree as follows:

1)	Amendments to the Merger Agreement.

The penultimate sentence of Section 10.02(b) is hereby amended and restated in its entirety as set forth immediately below:

Notwithstanding anything to the contrary contained in this Agreement, Buyer shall be entitled to (and, in the case of the following clauses (ii) and (iii), at the request of the Company, shall) postpone or adjourn the Special Meeting for up to two periods of no longer than fifteen (15) days each (or such additional number of periods as agreed in writing by Buyer and the Company): (i) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of Buyer has determined in good faith is required by applicable Law is disclosed to Buyer’s stockholders and for such supplement or amendment to be promptly disseminated to Buyer’s stockholders prior to the Special Meeting; (ii) if, as of the time for which the Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Buyer Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Special Meeting; (iii) in order to solicit additional proxies from stockholders for purposes of obtaining approval of the Buyer Stockholder Matters (including, for the avoidance of doubt, the approval called for by clause (i) to the proviso to Section 11.01(d)); or (iv) only with prior written consent of the Company, for purposes of satisfying the condition set forth in Section 11.03(c) hereof; provided, that, notwithstanding any longer adjournment or postponement period specified at the beginning of this sentence, in the event of any such adjournment or postponement, the Special Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved.

Section 11.01(d) of the Merger Agreement is hereby amended and restated in its entirety as set forth immediately below:

Buyer Stockholder Approval. The approval of the Buyer Stockholder Matters shall have been duly obtained in accordance with the DGCL, the Buyer Organizational Documents and the rules and regulations of NASDAQ; provided that (i) the amendment and restatement of the Existing Buyer Certificate of Incorporation in the form of the Buyer Charter shall also be approved by the affirmative vote of holders of a majority of the outstanding shares of Buyer Class A Common Stock (and each reference to approval of Buyer Stockholder Matters in Article X, Article XI and Article XII shall be deemed to also include the approval in this clause (i)) and (ii) the condition in this Section 11.01(d) shall be deemed satisfied if approval of all Buyer Stockholder Matters (other than clause (4) of the definition thereof) have been so obtained.

2)

Miscellaneous. The terms, conditions and provisions of the Merger Agreement, as amended by this Amendment No.2, remain in full force and effect. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of any Party under the Merger Agreement, nor constitute a waiver or amendment of any provision of the Merger Agreement. This Amendment No. 2 shall be governed by, and otherwise construed in accordance with, the terms of the Merger Agreement, as though the other provisions of this Amendment No. 2 were set forth in the Merger Agreement. This Amendment No. 2 may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

MUDRICK CAPITAL ACQUISITION CORPORATION II

By:	/s/ Jason Mudrick

Name: Jason Mudrick
Title: Chief Executive Officer

TITAN MERGER SUB I, INC.

By:	/s/ Jason Mudrick

Name: Jason Mudrick
Title: President

TITAN MERGER SUB II, LLC

By:	/s/ Jason Mudrick

Name: Jason Mudrick
Title: Authorized Person

[Signature Page to Amendment No. 2 to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

TOPPS INTERMEDIATE HOLDCO, INC.

By:	/s/ Michael D. Eisner

Name: Michael D. Eisner
Title: Authorized Signatory

TORNANTE-MDP JOE HOLDING LLC

By: Tornante Topps LLC
Its: Operating Member

By: The Tornante Company LLC
Its: Sole Member

By:	/s/ Michael D. Eisner

Name: Michael D. Eisner
Title: Sole Member

[Signature Page to Amendment No. 2 to the Agreement and Plan of Merger]